Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT (this “Amendment”) dated as of March 4, 2020 by and among HEALTHCARE REALTY TRUST INCORPORATED, a corporation formed under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Amended and Restated Term Loan Agreement dated as of May 31, 2019 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Amendment to Credit Agreement. Effective as of February 28, 2020, the parties hereto agree that the Credit Agreement is hereby amended by restating the definition of “Commitment Period” contained in Section 1.01 thereof in its entirety as follows:

“Commitment Period” means the period from and including the Closing Date to the earlier of (a) the date which is twelve months following the Closing Date and (b) with respect to any Class, the date on which the Commitments of such Class shall have been terminated as provided herein.

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent:

(a)    a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and each of the Tranche B Term Facility Lenders;

(b)    the Administrative Agent and the Lenders shall have received a Compliance Certificate calculated on a pro forma basis for the Borrower’s fiscal quarter ending December 31, 2019;

(c)    the Administrative Agent shall have received and reviewed, with results satisfactory to the Administrative Agent and its counsel, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership, environmental matters, contingent liabilities and management of the Borrower and its Subsidiaries;

(d)    a certificate of the Borrower, signed on behalf of the Borrower by the Borrower’s chief executive officer or chief financial officer, certifying that, (i) since December 31, 2019, there shall not have occurred a material adverse change in the condition (financial or otherwise), operations, business, assets, liabilities or prospects of the Consolidated Group taken as a whole or in the facts and information regarding such entities as represented to date, nor shall there have been a downgrade of the Borrower’s credit rating of two or more notches, and (ii) there is no action, suit, investigation or proceeding pending or threatened in any court or before any arbitrator or governmental authority that purports (x) to materially and adversely affect the Borrower or its subsidiaries, or (y) to affect any transaction contemplated by or under the Credit Agreement or the ability of the Borrower and its subsidiaries or any other obligor under the guarantees to perform their respective obligations under the Credit Agreement;

(e)    the Borrower and each other Credit Party shall have provided all information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act;

(f)    evidence that all fees and expenses due and payable to the Administrative Agent, any of the Lenders and any of their respective Affiliates have been paid; and

(g)    such other documents, agreements and instruments as the Administrative Agent may reasonably request.

Section 3. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)    Corporate and Governmental Authorization; No Contravention. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations hereunder and under the Credit Agreement as amended by this Amendment are within the corporate power of the Borrower, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official or other Person (except for any such action or filing that has been taken and is in full force and effect) and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the Organization Documents of the Borrower or of any material agreement, judgment, injunction, order, decree or other material instrument binding upon the Borrower or result in the creation or imposition of any Lien on any asset of the Borrower other than Liens created pursuant to the Credit Documents.

(b)    Binding Effect. This Amendment and the Credit Agreement as amended by this Amendment constitute valid and binding agreements of the Borrower, enforceable against the Borrower in accordance with their terms.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement as amended by this Amendment and the other Credit Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Credit Document.

Section 6. Costs and Expenses. The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT TAKING INTO ACCOUNT CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION).

Section 9. Effect; Ratification. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only. The Credit Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Credit Document.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Term Loan Agreement to be executed as of the date first above written.

HEALTHCARE REALTY TRUST INCORPORATED

By: /s/ J. Christopher Douglas
Name: J. Christopher Douglas
Title: Chief Financial Officer

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Wells Fargo Bank, National Association, as Administrative Agent and as a Tranche B Term Facility Lender

By: /s/ Scott S. Solis
Name: Scott S. Solis
Title: Managing Director

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PNC BANK, National Association, as a Tranche B Term Facility Lender

By: /s/ Andrew T. White
Name: Andrew T. White
Title: Senior Vice President

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U.S. Bank, National Association, as a Tranche B Term Facility Lender

By: /s/ Lori Y. Jensen
Name: Lori Y. Jensen
Title: Senior Vice President

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Bank of Montreal, as a Tranche B Term Facility Lender

By: /s/ Michael Kaufman
Name: Michael Kaufman
Title: Managing Director

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Fifth Third Bank, as a Tranche B Term Facility Lender

By: /s/ Vera B. McEvoy
Name: Vera B. McEvoy
Title: Director II

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Truist Bank, as a Tranche B Term Facility Lender

By: /s/ Richard de la Vega
Name: Richard de la Vega
Title: Vice President

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First Tennessee Bank, National Association, as a Tranche B Term Facility Lender

By: /s/ Cathy Wind
Name: Cathy Wind
Title: SVP

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Pinnacle Bank, as a Tranche B Term Facility Lender

By: /s/ Todd Carter
Name: Todd Carter
Title: Senior Vice President

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Associated Bank, as a Tranche B Term Facility Lender

By: /s/ Michael J. Sedivy
Name: Michael J. Sedivy
Title: Senior Vice President

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United Bank, as a Tranche B Term Facility Lender

By: /s/ Frederick H. Denecke
Name: Frederick H. Denecke
Title: Senior Vice President

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First Financial Bank, as a Tranche B Term Facility Lender

By: /s/ John E. Wilgus, II
Name: John E. Wilgus, II
Title: Senior Vice President